Exhibit 99.1

Greg Panagos Vice President of Investor Relations Today’s Agenda

Safety Moment

Forward-Looking Statements Certain statements in this presentation including, without limitation, 2015 earnings guidance and estimated revenues from rate cases and other government agency authorizations, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. Actual results could differ materially because of factors such as the decisions of governmental and regulatory bodies, including decisions to raise or lower rates; the timeliness of regulatory commissions’ actions concerning rates and other matters; changes in laws, governmental regulations and policies, including environmental, health and water quality, and public utility regulations and policies; potential costs and liabilities of American Water for environmental matters associated with the operations of Keystone Clearwater Solutions, LLC; the outcome of litigation and government action including with respect to the Freedom Industries chemical spill in West Virginia; weather conditions, patterns or events or natural disasters, including drought or abnormally high rainfall, strong winds, coastal and intercoastal flooding, earthquakes, landslides, hurricanes and tornadoes, and cooler than normal temperatures; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; its ability to appropriately maintain current infrastructure, including its technology systems, and manage the expansion of its business; its ability to obtain permits and other approvals for projects; changes in its capital requirements; its ability to control operating expenses and to achieve efficiencies in its operations; the intentional or unintentional acts of a third party, including contamination of its water supplies and attacks on its computer systems; its ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for its operations; its ability to successfully acquire and integrate water and wastewater systems that are complementary to its operations; its ability to successfully expand its business, including concession arrangements and agreements for provision of water services in shale regions for exploration and production; cost overruns relating to improvements or the expansion of its operations; changes in general economic, business and financial market conditions; access to sufficient capital on satisfactory terms; fluctuations in interest rates; the effect of restrictive covenants or changes to credit ratings on its current or future debt that could increase its financing costs or affect its ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase financing costs and funding requirements; the ability to utilize its U.S. and state net operating loss carryforwards; migration of customers into or out of its service territories and the condemnation of its systems by municipalities using the power of eminent domain; difficulty in obtaining insurance at acceptable rates and on acceptable terms and conditions; its ability to retain and attract qualified employees; labor actions including work stoppages and strikes; the incurrence of impairment charges related to American Water’s goodwill or other assets; and civil disturbance, terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts. For further information regarding risks and uncertainties associated with American Water’s business, please refer to American Water’s annual and quarterly SEC filings. The company undertakes no duty to update any forward-looking statement, except as otherwise required by the federal securities laws.

Today’s Agenda and Speakers: Strategy Overview: Susan Story Regulated Operations: Walter Lynch American Water Enterprises: Sharon Cameron Keystone Clearwater Solutions: Ned Wehler 2015 Financial Overview: Linda Sullivan

Overview Susan Story President and Chief Executive Officer

Utility Markets Today

Demonstrated Superior Performance vs Peers: 2010-2015 Results in Leading Total Shareholder Returns Source: Factset EPS Growth* Dividend Growth* *2015 EPS and dividends are based on year-to-date actuals through September 30 plus fourth quarter Factset consensus estimates. **DJUA includes: AEP , AES , AWK , CNP , D , DUK , ED , EIX , EXC , FE , NEE , NI , PCG , PEG , SO. Water peers include: AWR , ARTNA, CTWS , CWT , MSEX, SJW , WTR , YORW. ** **

Leading Total Shareholder Return $100 investment in AWK 5 years ago, would be worth over $260 today. Source: Factset

Personalized economies of scale Why American Water? AWK EPS growth 7-10%, over next 5 years* Multi-decade investment needs Fragmented market Smooth regulated capital deployment Absence of federal economic regulation Geographic diversity Market-based complementary businesses Strong local presence and national scale Regulatory expertise Strong record of execution Broad and diversified experience Strong bench strength Dividend growth Strong credit ratings/access to capital Greater than $10 billion market cap Strong cash flows Growth Risk Profile Financial Strength People & Business Model AWK Top quartile Multi-utility backgrounds Top quartile Top quartile 2010-2015 EPS CAGR of 12.4% *Anchored from 2014, adjusted EPS **Under normal operating conditions No need to issue equity** Flexible and sustainable Clear line of sight Water & wastewater Seasoned state leaders Robust succession planning Unlike electrics and gas Most diverse utility Only water utility >$10B Regulated-like Top quartile Top-quartile Growth Low Risk Strong Financials Best People

*Anchored from adjusted FY 2014. 2016 – 2020 Plan* Great investment opportunity Outstanding execution Best people in the industry Our Future: EPS Growth Target of 7-10% from 2016 – 2020 Our Regulated Business Remains the Foundation Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%) Market Based Growth: 2-3% Regulated Growth: 5-8%

Walter Lynch President and Chief Operating Officer Regulated Operations Regulated Growth: 5 - 8% Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

We manage more than 370 individual water systems across the country The Dominant Player in the Water Industry Every day we operate and manage: 48,000 miles of distribution and collection mains 81 surface water treatment plants 89 dams 100 wastewater treatment facilities 500 groundwater treatment plants 1,000 groundwater wells 1,200 treated water storage facilities 1,300 pumping stations

Our Geographic Diversity is a Key Competitive Advantage State FY 2014 Revenues ($ mm) % of Total New Jersey $652 25% Pennsylvania 605 23% Missouri 270 10% Illinois 262 10% California 210 8% Indiana 201 7% West Virginia 127 5% Other 347 12% Total Regulated Business $2,674 100%

Rob Maclean President, California/Hawaii Nick Rowe Sr. VP Central Division and President, Kentucky Cheryl Norton President, Missouri Bruce Hauk President, Illinois Strong Leadership with Extensive Water Experience Kathy Pape Sr. VP Mid-Atlantic Division and President, Pennsylvania Bill Varley Sr. VP Northeast Division and President, New Jersey Combined 200 Years of regulated water utility experience! Karla Teasley VP Customer Svc Alan DeBoy VP Opr. Excellence

Wooden water pipes Critical Need for Investments Corroded water pipe Our 48,000 miles of pipe would stretch around the world twice By 2020, 44% of U.S. pipe infrastructure to be classified as poor, very poor, or life elapsed… … We replace about 350 miles of pipe each year In USA 2 trillion gallons of treated water is lost each year… … Our water loss is 20% vs. industry average 25% 900 billion gallons of untreated sewage is discharged every year… …Invested $175M in wastewater infrastructure since 2010 Nationwide $1 trillion is required in water and wastewater systems over the next 20 years… … Multi-decade investment need

Multi-decade Investment Need American Water Pipe Replacement Rate (in years) Over 25% of pipes are 70 years or older Pipe Replacement rate is shortening Pipe Age Distribution – AW System

Regulated System Investments Strategic Capital Regulated Acquisitions $6.4 Billion of Investments From 2016 – 2020 $5.5 Billion of Regulated System Investments 2016 - 2020 Average Regulated Capital Expenditures by Purpose ~$3.6B Toward Asset Renewal

More Timely Return on Investment Supports Customers’ Best Interests # of States 15 New Regulatory Mechanisms Across Our Footprint Since 2010

O&M Efficiency Creates Running Room to Invest Note: O&M Efficiency Ratio - Non GAAP Measure – See appendix for reconciliation. Incremental Revenue Requirement* -Increases Attributable to Opex vs. Capex- Note: *Approximation in states where we reached settlement. **For general rate cases effective in 2014 and 2015, the incremental revenue requirement was reduced by 25% and 17%, respectively. This amount represents the additional capital that could be invested without impact to customer bills. O&M Efficiency Ratio Stretch Target of 34% by 2020 ** **

Water Wastewater Highly Fragmented Water Industry Creates Opportunity The majority of water systems in the US are owned by capital constrained entities Investor Owned 16% Public & Other 84% Investor Owned 2% Public & Other 98% Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

Enabling Growth and Consolidation: Eight States Water Infrastructure Protection Act: S-2412, Effective Feb 5, 2015 Streamlines the approval process for sales (no ballot question required) Third party appraisal for valuing water and wastewater assets Distressed Utility Acquisition Bill: House Enrolled Act 1319, Effective July 1, 2015 Enables regulatory authority to approve purchase price cost differential recovery associated with troubled (distressed) utilities Other States With Similar Acquisition Adjustments: Since 2010, 5 states have added new legislation supporting industry consolidation Act 11: HB 1294, Effective Feb 14, 2012 Single tariff for water and wastewater Enables inclusion of wastewater rates into overall rates

Of 3.26 million customers, 3.10 million are water only * Excludes acquisition of New York. ** 2015 Organic Growth calculated based on actual organic growth through September 30 plus historical three year trending analysis for the final quarter of 2015. 2015 acquisitions are based on transactions closed, as well as signed agreements that are pending regulatory action in 2015 and 2016. Adding Customers Through Acquisitions and Organic Growth * ** Column1 Column2 Approximate State Customer Connections Target A 31000 Target B 20000 Target C 19000 Target D 12500 Target E 12500 Target F 11000 Column1 Column2 Approximate State Customer Connections Target A 31000 Target B 20000 Target C 19000 Target D 12500 Target E 12500 Target F 11000

Regulated Businesses | Going Forward….. *Expected growth in average customer bills for five largest states of New Jersey, Pennsylvania, Indiana, Missouri and Illinois. Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%) We will invest about $1.1B per year in our assets… ….While keeping bill increases to ~2.6% on avg.* Pursue constructive regulatory mechanisms… ….Timely return on investment Leverage technology to become more efficient … ….O&M efficiency target of 34% by 2020 Pursue constructive acquisition legislation… ….Focus on wastewater

Sharon Cameron President, American Water Enterprises Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

AWE Strengthens American Water Financially: Accelerates growth by leveraging our core skills outside of our regulated footprint Regulated-like risk profile Culturally: Increases customer satisfaction Develops new expertise that can benefit the regulated business Nurtures competitive-minded talent Builds the brand

Serving a Broad Range of Customers Lines of Business Drivers of “Regulated-like” Results Long-term contracts & relationships Predictable, stable revenue Growing geographically diversified markets Low levels of capital investment Homeowner Services Military Services Contract Services

Military Services Group Utility Privatization on U.S. Military Bases Regulated Business Similarities: Water & wastewater operations and capital improvements 50-year contract term Predictable revenue (not consumption based) Periodic price adjustments with defined rules Geographic diversity Business Status: One customer = clear focus on their unique needs 12 contracts – most of any provider Growing - 33 new opportunities in next 10 years 4 AWWA Director awards for water system optimization 300 employees – 22% US Veterans Transitioning Vandenberg AFB Supporting customer with energy reduction projects

Military Services Historical Growth Opportunity 2016 - 2025 12 bases with 38+ remaining years Infrastructure upgrades Win new bases 33 opportunities Emerging Opportunities: Expand service delivery through federal sustainability order reduce electricity use, conserve water, water reuse, geothermal Changing customer needs storm water, drought, industrial wastewater treatment, changes in national defense platform Current Opportunities: 2 3 3 4 6 8 10 10 10 9 9 11 12 Bases Operating & Maintenance: 65% Infrastructure Upgrades: 25% Initial System Deficiency Correction: 10%

Homeowner Services Regulated Business Similarities: Warranties - predictable subscription based revenue Geographic diversity Periodic price adjustments Business Status: 780K customers; 1.6M contracts 97% customer satisfaction High retention rates “A+” Better Business Bureau rating 260 employees 43 states + Washington DC

Homeowner Services Growth Strategy Geographic Expansion 75M homeowners not covered New Products Partnerships 70 of the Top 100 cities Municipalities and utilities are available for partnerships Interior Electric HVAC Surge Well & Septic Regulated Footprint Municipalities/Utilities: Affinity Partners: Future Opportunity 2+ contracts per customer New customer segments

Contract Services Group Solving Municipal, Commercial and Industrial Water and Wastewater Needs Industry leader in commercializing emerging technologies Rehabilitated, operate and maintain Tampa Bay Water desalination plant largest in North America at 25MGD Design, build and operate lead for the award winning Fillmore, CA reuse plant Designed, built and operate reuse water system for Gillette Stadium in Foxboro, MA Future opportunities: waste-to-energy, source water Strategic business platform to support regulated acquisitions Key Municipal Clients Key Industrial Clients Services include: City of Phoenix Frito-Lay Water and wastewater O&M Seattle Public Utilities JBS Swift Utility customer service Tampa Bay Water Coca-Cola Wastewater reuse Fulton County Georgia HEB Grocery Large scale seawater desalination Hershey Chocolate 53 Contracts: 30 municipal, 10 industrial, 13 commercial Operate in 17 states plus Ontario 270 employees Business Status Business Value

American Water Enterprises | Going Forward….. Serve our customers with executional excellence Continue to win new customers… -New bases and new partnerships Expand our products and services to further meet our customers’ needs Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

Break

Shale Introduction Susan Story President and Chief Executive Officer

Ned Wehler CEO, Keystone Clearwater Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

Market Overview – Decades of Exploration and Production Opportunities Well completion technology is water enabled and water dependent Appalachian Basin – a still rising resource - Utica potential and proven Marcellus American Water-Keystone Clearwater – ideally positioned for decades of sustained business

Market Analysis – Short Term and Long-Term Prospects Short Term – 2016 Outlook 20-30% lower completion activity constrained takeaway capacity drawdown of excess storage El Nino pattern water infrastructure build-out Long Term – 2017 and Beyond 10-20% gain in completion activity new takeaway capacity demand increases – power burn, LNG, lowest cost gas [Appalachian-basin] gas prices inching up Water Supply, Transfer, Filtration, Re-Use & Storage; Pipeline Construction, and Transport Solutions

Water Management Cycle Fresh Water Sourcing Pipeline Transfer to Pad On-Pad Temporary Storage On-Pad Water Management Flowback Blending & Re-Use Flowback & Produced Water Storage Water Filtration for Re-Use Transportation for Re-Use Services include: Water Sourcing Pipeline Construction Water and Equipment Hauling Water Transfer Water System Operation & Maintenance Water Storage Solutions Design/Build/Own/Operate Served 20 customers at July 2015 close Added 7 new customers since July Complete Water Sourcing and Transfer Services

Our Competitive Advantage Core Focus What Does It Mean for the Customer? Senior management has developed technical and environmental knowledge and experience in the Appalachian Basin for over 30 years Appalachian Basin Expertise Keystone’s unique regulatory and engineering experience consistently leads to on-time, on-budget projects despite complex terrain and other challenges Technical Knowledge to Handle Complex Projects Bundled services and premier technology allow Keystone to offer competitive pricing while maintaining strong margins Low Cost Provider Vertical integration saves customers time and expense while providing one-stop shopping Total Water Management Solution 2015 Awards – 1) Northeast Water Management Company of the Year and 2) second straight year as Central Pennsylvania Business Journal’s “Fastest Growing Company” Strong Reputation

Strategy for Growth Our customer base allows for wallet share gain and expanded services Pursuing 20+ identified new customers Capital constrained E&P producers are receptive to Keystone expanding into an ownership role of main transmission lines Penetration in existing markets Expansion of customer base Design, build own & operate

Risks and Risk Mitigation Risks Revenue and margin volatility Declining completion counts Large integrated pipeline infrastructure deals Mitigation Strategy 5-year contracts + variable cost + customer additions Design-Build-Own-Operate solutions w/contracts of 5 years plus Broaden/diversify services to maintenance and treatment

Keystone Clearwater | Going Forward….. We will leverage synergies from our partnership with American Water… … Power of brand, financial strength + size, scale & reputation Build a predictable business model… … Obtain long-term contracts – supply + pipeline + storage operations Own and Operate Water Pipelines & Storage Facilities… … Lower risk and provide capital with attractive returns Grow Wallet Share and Add Customers… … Increase market share Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

Financial Overview Linda Sullivan Senior Vice President and Chief Financial Officer Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

$2.60 Long Term Diluted EPS Growth Goal of 7-10% $2.43 Diluted Earnings Per Share Long Term EPS growth goal of 7-10%, now anchored from FY 2014 7-10% range 2015 Guidance $2.65 2016 Guidance $2.85 $2.75 7-10% CAGR Range *Non-GAAP measure, excludes costs related to the Freedom Industries chemical spill in 2014 (see Appendix for reconciliation). 2016 Diluted EPS Guidance of $2.75 - $2.85 *

$2.60 - $2.65 $2.75 - $2.85 $0.12 - $0.14 $0.02 - $0.04 $0.03 - $0.04 ($0.02) 2015 Landing Zone Regulated Investment Regulated Acquisitions Market Based Business Parent & Other 2016 Guidance Reaffirming 2015 Guidance Range, New EPS Guidance for 2016 of $2.75 - $2.85* 5 - 7% (2015-2016 Regulated Growth) 12 - 17% (2015-2016 MBB Growth) *Diluted EPS from Continuing Operations.

Cents per share variation FY 2016 Initial Guidance: $2.75 - $2.85 Includes… 2016 Guidance and Major Variables

Continued 7-10% EPS Growth Target: Regulated Business is the Foundation * 7-10% long-term EPS growth target anchored from FY 2013 2016 – 2020 Plan** 2015 – 2019 Plan* **7-10% long-term EPS growth target anchored from FY 2014 Other Regulated Investment – CapEx (3-6%) Shale (0-2%) AWE (2-3%) Regulated Acquisitions (1-2%) Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

2016-2020 Capital Investment Plan: Stable and Predictable ($ in millions) Regulated System Investments Strategic Capital Regulated Acquisitions Regulated System Investments Strategic Capital Regulated Acquisitions 2016 Capital budget - $1.3 billion

Rate Base Growth – Consistent, Stable Growth CAGR: > 5%

Opportunity Set: Regulated Acquisitions Current Portfolio 3.26 million customers 2015 Activity 32,955 customers Total Opportunity 24.5 million customers Closed: 19,463 Pending: 13,492 Total: 32,955 In our regulated footprint Serving 5K – 30K connections 13M water & 11.5M waste water

Opportunity Set: Military Services – Utility Privatization Current Portfolio $0.30 B Remaining contract life net income Currently Pursuing $0.26 - 0.38 B 50-year net income $1.1 – 1.6 B 50-year net income Total Opportunity Represents O&M fees and estimate of infrastructure upgrades. 12 bases 8 bases 33 bases Typical annual net income contribution range per new base: $650K to $950K after year 2.

Opportunity Set: Homeowner Services Current Portfolio 1.6 million contracts Projections Through 2020 0.8 – 1.3 million incremental contracts Targeted Market Opportunity 30 million contracts 75 million homes 2 contracts per home 20% penetration

What Does Winning a New HOS Contract Mean to Net Income Growth? * Assumes annualized over 5 year period 1) Penetration Rate With Billing: 15%-40% Without Billing: 1%-15% 2) # Contracts/ Homeowner 2 contracts on average 3) Net Income per Contract* Average: $8-$12 per contract "American Water Resources received notice of intent by the City X Utilities Commission to be awarded an exclusive home warranty protection agreement for 200,000 homeowners.” Hypothetical Net Income Contribution Calculation 200,000 x 15% x 2 x $8-$12 = $480,000-$720,000 #1 #2 #3

Opportunity Set: Keystone Current Portfolio* $70 million annual revenue Active Development $25-30 million potential incremental annual revenue Total Estimated Opportunity Approximate 1% 5-year EPS CAGR EPS Neutral in 2015 EPS Accretive in 2016 * Estimate based on actual results through September 30, 2015 and fourth quarter 2015 estimates. $250-300 million annual revenue Market penetration opportunity ranges from 35-50%

Current Model -Total Water Management Solution Mostly short-term contracts (under two years) Variable prices and costs Asset light Pursuing a Design, Build, Own and Operate Model Mix of operating revenues and capital projects Long-term contracts (five years or more) Adding water pipelines One or more customers support one pipeline Rent/lease agreements that function similar to take-or-pay More sustainable, steady EBITDA Keystone – Building a More Predictable Business Model

Financial Overview Continued…. Excellent credit quality Strong balance sheet History of consistent dividend growth Superior total shareholder returns Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%)

Excellent Credit Quality S&P Utilitites AWK Rating FFO / Debt Debt Maturity Schedule

CONFIDENTIAL AND PROPRIETARY - FOR INTERNAL USE ONLY 2015 Capital Structure Strong Cash Flow from Operations Strong Balance Sheet Strong Cash Flow from Operations

History of Consistent Dividend Growth Source: Factset: Time Period: 2010 – 2015 Dividend Paid CAGR, assumes future quarterly dividend payments in 2015 equal to current quarterly dividend. Peer companies include: AEP , AES , AWK , CNP , D , DUK , ED , EIX , EXC , FE , NEE , NI , PCG , PEG , SO , AWR , ARTNA, CTWS , CWT , MSEX, SJW , WTR , YORW 2015 2010 $0.86 $1.33 Future dividend increases aligned with EPS growth Payout ratio between 50-60 percent of net income CAGR 9% 2020 Top quartile dividend growth compared to DJUA companies and water peers**

Ticker LT Growth (Expected) Dividend Yield Total Return (Expected) AWK 8.5%* 2.5% 11.0% DJUA 4.2% 4.2% 8.6% Water Peers 5.8% 2.9% 8.7% Superior Total Shareholder Returns Source : Factset, Data as of December 7, 2015 * Mid Point of 7-10% Long term earnings growth guidance Double digit returns, with a 5-year average beta of 0.8

Financial Overview | Going Forward….. Grow EPS long term at 7-10%… … Regulated investments will be the foundation Increase dividends in line with earnings… … Payout ratio between 50-60% of earnings Maintain our conservative risk profile… … Market based businesses not more than 15-20% of earnings Deliver leading total shareholder returns … Combined EPS and dividend growth Other Regulated Investment – CapEx (4-6%) Shale (~1%) AWE (1-2%) Regulated Acquisitions (1-2%) Targets:

In Summary Susan Story President and Chief Executive Officer

Personalized economies of scale Why American Water? AWK EPS growth 7-10%, over next 5 years* Multi-decade investment needs Fragmented market Smooth regulated capital deployment Absence of federal economic regulation Geographic diversity Market-based complementary businesses Strong local presence and national scale Regulatory expertise Strong record of execution Broad and diversified experience Strong bench strength Dividend growth Strong credit ratings/access to capital Greater than $10 billion market cap Strong cash flows Growth Risk Profile Financial Strength People & Business Model AWK Top quartile Multi-utility backgrounds Top quartile Top quartile 2010-2015 EPS CAGR of 12.4% *Anchored from 2014, adjusted EPS **Under normal operating conditions No need to issue equity** Flexible and sustainable Clear line of sight Water & wastewater Seasoned state leaders Robust succession planning Unlike electrics and gas Most diverse utility Only water utility >$10B Regulated-like Top quartile Top-quartile Growth Low Risk Strong Financials Best People

Any company’s only sustainable competitive advantage is its… PEOPLE

Any company’s only sustainable competitive advantage is its… PEOPLE Victor Munguia

Any company’s only sustainable competitive advantage is its… PEOPLE Herbie Sims

What’s new What’s the same Summary 68

Appendix

Adjusted Diluted Earnings Per Share from Continuing Operations Diluted Earnings Per Common Share 2010 2011 2012 2013 2014 Net Income - GAAP $ 1.53 $ 1.75 $ 2.01 $ 2.06 $ 2.35 Less: Income/(Loss) from discontinued operations $ 0.07 $ 0.03 ($ 0.09) ($ 0.01) ($ 0.04) Income from continuing operations per diluted common share - GAAP $ 1.46 $ 1.72 $ 2.10 $ 2.07 $2.39 Add: 2013 Debt Tender Offer $ 0.14 After-tax impact of Freedom Industries Chemical Spill in West Virginia $ 0.04 Adjusted diluted EPS from Continuing Operations $ 1.46 $ 1.72 $ 2.10 $ 2.21 $ 2.43

Regulated Segment O&M Efficiency Ratio

AMERICAN WATER

Regulated Segment O&M Efficiency Ratio (A Non-GAAP Unaudited Number) ($ in thousands)	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014	LTM Sep 2015
Total Operations and Maintenance Expense	$1,271,664	$1,280,165	$1,329,500	$1,289,081	$1,349,864	$ 1,369,553
Less:						
Operations and Maintenance Expense – Market Based Operations	237,356	256,746	256,268	240,610	289,395	337,415
Operations and Maintenance Expense – Other	(61,138)	(69,192)	(56,755)	(56,973)	(51,038)	(52,805)
Total Regulated Operations and Maintenance Expense	$1,095,446	$1,092,611	$1,129,986	$1,105,444	$1,111,507	$1,084,943
Less:						
Allocation of internal non-O&M costs to Regulated O&M expense	29,414	30,590	35,067	34,635	38,985	37,095
Regulated Purchased Water Expense	99,834	99,008	110,173	111,119	121,301	117,801
Impact of West Virginia Freedom Industries Chemical Spill		-	-	-	10,438	136
Estimated impact of weather (mid-point of range)		-	4,289	(1,687)	(1,762)	-
Adjusted Regulated Operations and Maintenance Expense (a)	**$966,198**	**$963,013**	**$980,457**	**$961,377**	**$942,545**	**$929,911**
Total Operating Revenues	$2,535,131	$2,641,592	$2,853,926	$2,878,936	$3,011,328	$3,107,783
Less:						
Operating Revenues – Market Based Operations	274,819	303,171	307,366	302,541	354,679	408,643
Operating Revenues – Other	(25,344)	(30,470)	(17,874)	(17,523)	(17,680)	(18,693)
Total Regulated Operating Revenues	$2,285,656	$2,368,891	$2,564,434	$2,593,918	$2,674,329	$2,717,833
Less:						
Regulated Purchased Water expense*	99,834	99,008	110,173	111,119	121,301	117,801
Plus:						
Impact of West Virginia Freedom Industries Chemical Spill		-	-	-	1,012	-
Estimated impact of weather (mid-point of range)		-	(42,885)	15,625	16,785	-
Adjusted Regulated operating revenues (b)	**$2,185,822**	**$2,269,883**	**$2,411,376**	**$2,498,424**	**$2,570,825**	**$2,600,032**
Regulated O&M Efficiency Ratio (a)/(b)	**44.2%**	**42.4%**	**40.7%**	**38.5%**	**36.7%**	**35.8%**

December 2015

*Calculation assumes purchased water revenues approximate purchased water expenses.